SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 16, 1999



                         KINGS ROAD ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
               (exact name of registrant as specified in charter)


         Delaware                      0-14234                  95-3587522
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)




       1901 Avenue of the Stars, Suite 1545,  Los Angeles, California 90067
--------------------------------------------------------------------------------
                    (Address of principal executive office)



       Registrant's telephone number, including area code: (310) 552-0057

Item 4 - Changes in Registrant's Certifying Accountant

          (a) On April 16, 1999, Kings Road Entertainment, Inc. (the "Company") selected the firm of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending April 30, 1999. The firm of Stonefield Josephson, Inc. has served as the Company's independent auditors for the fiscal years ending April 30, 1998, 1997 and 1996.

          (b) The Company believes there were no disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with Stonefield Josephson as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Company's financial statements for the fiscal years ended April 30, 1998 and 1997 or for any subsequent interim period, which disagreements, if not resolved to its satisfaction, would have caused Stonefield Josephson to issue an adverse opinion or a disclaimer of opinion, and neither report of such audits contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

          (c) During the two most recent fiscal years and through the present, there have been no reportable events (as defined in Item 304 of Regulation S-K) involving Stonefield Josephson. The Company has not consulted with Richard A. Eisner & Company, LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through the present.

         (d) A letter of Stonefield Josephson addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this
Item 4.

         (e) The change of auditors was approved by the Board of Directors of the Company on April 16, 1999.


Item 7 - Exhibits

         (c) Exhibits

                   Number                                Description
                   ------                                -----------
                     16 Letter of Stonefield Josephson to the Securities and Exchange Commission pursuant to the requirements of Item 304(a)(3) of Regulation S-K

                                    SIGNATURE



Pursuant to the requirements of the Securities Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: April 21, 1999                  KINGS ROAD ENTERTAINMENT, INC.



                                        /s/Christopher M. Trunkey
                                        ----------------------------------------
                                        Christopher M. Trunkey
                                        Senior Vice President, Chief Financial
                                         and Administrative Officer (Principal
                                         Financial and Accounting Officer)

                                INDEX OF EXHIBITS
                                -----------------


Exhibit
Number                         Description
-------                        -----------
  16                Letter of Stonefield Josephson to the
                    Securities and Exchange Commission
                    pursuant to the requirements of Item
                    304(a)(3) of Regulation S-K